UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2017

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(e):

On May 15, 2017, the Compensation Committee approved the Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2018 (“Eagle Plan”), a copy of which is attached to this Report as Exhibit 10.1 and incorporated herein by reference. Under the terms of the Eagle Plan, a pool of 1.4% of the Company’s operating earnings for fiscal 2018 will be available to pay annual bonuses to participating officers, subject to reduction based on individual performance in fiscal 2018. The Compensation Committee also determined the applicable percentage of the bonus pool available for payment of the annual incentive bonus to the named executive officers participating in the Eagle Plan (David B. Powers, President and Chief Executive Officer, 24.0%; Michael Haack, Executive Vice President and Chief Operating Officer, 17.0%; and D. Craig Kesler, Executive Vice President – Finance and Administration and Chief Financial Officer, 15.8%).

Gerald J. Essl, Executive Vice President – Cement, participates in a divisional incentive compensation program pursuant to which a percentage of the operating earnings of the applicable subsidiary (or group of subsidiaries) is available for payment of bonuses to the participating employees. Mr. Essl participates in the Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2018 (a copy which is attached to this Report as Exhibit 10.2 and incorporated herein by reference). In the program in which Mr. Essl participates, the Compensation Committee approved the percentage of EBITDA of each of the Company’s cement subsidiaries for fiscal 2018 which is available for payment of bonuses to participating employees (1.7% for each cement plant) and the percentage of such bonus pool available for payment to Mr. Essl at the end of fiscal 2018 (18% of each cement plant’s pool), subject to reduction based on individual performance. With respect to our cement joint venture, Mr. Essl is eligible to receive an amount equal to 18% of 1.7% of our half of the joint venture’s fiscal 2018 EBITDA, subject to reduction based on individual performance.

The Compensation Committee also approved the Eagle Materials Inc. Special Situation Program for Fiscal Year 2018 (the “SSP”), a copy of which is attached to this Report as Exhibit 10.3 and incorporated herein by reference. Under the terms of the SSP, a pool of 0.2% of the Company’s EBITDA for fiscal 2018, plus any portions of bonus pools under the Eagle Plan, the divisional plans and subsidiary long-term compensation plans not paid out or earned, are available to pay annual bonuses to participating employees from the SSP.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2018

10.2	Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2018

10.3	Eagle Materials Inc. Special Situation Program for Fiscal Year 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: May 19, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2018

10.2	Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2018

10.3	Eagle Materials Inc. Special Situation Program for Fiscal Year 2018